Supplement dated September 19, 2017 to the Prospectus dated May 1, 2017 for the

Pacific Select Survivorship VUL, Pacific Select Excel Survivorship VUL, and MVP VUL Survivorship 3

flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2017, as supplemented. If your application (paper or by electronic submission) is dated before September 25, 2017, the changes described below do not apply to you.

The purpose of this supplement is to inform you of an updated version of the Enhanced Policy Split Option Rider. Subject to availability, this Rider may be available to you if your application (paper or by electronic submission) is dated on or after September 25, 2017.

The POLICY BENEFITS section is amended as follows:

The following is added to the Optional Riders and Benefits subsection:

Enhanced Policy Split Option Rider (Only for Policies if your application (paper or by electronic submission) is dated on or after September 25, 2017)

Allows the Policy to be split into two individual policies, without evidence of insurability if the Policy is equally split. Any unequal split of the Policy or any request to increase the coverage for either of the new policies will require evidence of insurability. See the VARIABLE LIFE INSURANCE AND YOUR TAXES section below for additional information on the tax treatment of this Rider.

Rider Terms:

Exchange Date – The date the original policy terminates, which will be the next monthly payment date after we receive your written request and everything is in good order. The new policies will take effect on the Exchange Date.

Exchange Event – Is when either of the following federal estate tax law changes become effective by law:

• Section 2056 of the Internal Revenue Code (“IRC”) as amended, or its successor, is nullified or amended to eliminate or reduce the Insureds’ federal estate tax marital deduction; or

• Section 2001 of the IRC as amended, or its successor, is nullified or amended to eliminate or reduce the maximum estate tax rate to no more than half the maximum rate in effect on the issue date of the policy.

Last Exchange Policy Year – The last Policy year during which you can request to exchange the Policy for two new single life policies. This Rider provides no benefit after this year or after it is terminated.

The Last Exchange Policy Year is equal to:

• Policy Year 3 if one of the Insureds’ issue age is from 70 to 79 and the other Insureds’ issue age is 79 or less, or

• Policy Year 5 if both Insureds’ issue ages are under 70.

How the Rider Works

This Rider will be included automatically with all policies where the older Insured is issue Age 79 or less, and where neither Insured has a substandard Risk Class or is uninsurable. There is no charge for this Rider.

You may request an exercise of this Rider beginning on the date of a qualifying Exchange Event that occurs before the end of the Last Exchange Policy Year.

You will have 365 days following such an Exchange Event to request the Exercise of this Rider.

The following requirements and conditions must be met to exercise this Rider:

• Both Policy insureds are living,

• The Policy cannot be in a grace period,

• The Insureds under the Policy cannot have a substandard Risk Class,

• If Policy Debt exceeds the Accumulated Value, you must repay the amount of the Policy Debt in excess of the Accumulated Value, and

• You must make the request to exercise this Rider in writing.

A federal estate tax law change could result in an increase in the federal estate tax liability at the first death of the two Insureds under the Policy.

The exchange may be made to any single life policy that we make available. We waive the surrender charge on your original Policy, but any surrender charges applicable to each of the new policies will apply.

The face amount of each new policy will be an amount up to one-half of the Policy’s Face Amount in excess of the Policy Debt on the Exchange Date. Any request to increase the amount of face amount on either new policy so that there is an unequal split of the Policy’s Face Amount less Policy Debt will require evidence of insurability satisfactory to us.  At the time of exchange, if the face amount on either of the new single life policies is less than the minimum allowed face amount for that product, we will issue that policy with the minimum allowable face amount for that product.

The Accumulated Value of the Policy will be equally split between the two new single life policies. Any Policy Debt must be paid off prior to the exchange. If there is sufficient Accumulated Value to cover the Policy Debt, the Accumulated Value will be reduced by the Policy Debt and the remaining Accumulated Value will be equally split between the two new single life policies. If the Policy Debt exceeds the Accumulated Value, the amount of the Policy Debt in excess of the Accumulated Value must be repaid prior to the policy exchange.

This Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your written request,

• The date of the first death of the two Insureds,

• On lapse or termination of the Policy,

• Upon exercise of this Rider, or

• The end of the Last Exchange Policy Year.

If an Exchange Event occurs prior to or during the Last Exchange Policy Year, then you may provide us Written Request of an exchange no more than 365 days after the Exchange Event. We will process such request as if the Rider had not terminated even if we do not receive your Written Request until after the end of the Last Exchange Policy Year.

The VARIABLE LIFE INSURANCE AND YOUR TAXES section is amended as follows:

The following is added to the Optional Policy Benefits and Riders subsection:

Enhanced Policy Split Option Rider

The exchange of policies under this Rider will not qualify as a tax-free exchange pursuant to Section 1035 of the Internal Revenue Code (IRC). It is also possible that exchanging the Policy under this Rider could cause the new policies to become Modified Endowment Contracts as defined in IRC Section 7702A. Such a result could have potential adverse tax consequences. There may be other tax consequences to exchanging your Policy under this Rider. You should consult a qualified tax advisor before any such exchange to make sure you understand how it may affect the tax you owe.

Form No. 15-46327-00